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                                                                EXHIBIT EX-24

                              POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

          Each of the undersigned hereby constitutes and appoints BURTON E. BROOME, CHRISTOPHER M. McLAIN and ROBERT D. MYERS and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (either manually or electronically through the EDGAR System of the United States Securities and Exchange Commission) the 1993 Annual Report on Form 10-K for Transamerica Corporation and any and all amendments thereto, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may lawfully do or cause to be done by virtue hereof.

          Executed on the 17th day of March, 1994.


GLENN A. CRAMER                    R. F. O'BRIEN
__________________________         ______________________________
Glenn A. Cramer                    Raymond F. O'Brien


MYRON DU BAIN                      CONDOLEEZZA RICE
__________________________         ______________________________
Myron Du Bain                      Condoleezza Rice


                                   CHARLES R. SCHWAB
__________________________         ______________________________
Sam Ginn                           Charles R. Schwab


J. R. HARVEY                       FORREST N. SHUMWAY
_________________________          _______________________________
James R. Harvey                    Forrest N. Shumway


FRANK C. HERRINGER
_________________________          _______________________________
Frank C. Herringer                 Peter V. Ueberroth


G. E. MOORE
____________________________
Gordon E. Moore